Exhibit 99.1

FOR IMMEDIATE RELEASE

November 2, 2011

Media Relations Contact:

Andrew Shane

972/453-6473

andrew.shane@supermedia.com

Investor Relations Contact:

Cliff Wilson

972/453-6188

cliff.wilson@supermedia.com

SuperMedia Announces Third Quarter 2011 Results

DALLAS — SuperMedia (NASDAQ:SPMD) today announced its financial results for third quarter 2011.

SuperMedia reports financial results in accordance with United States generally accepted accounting principles (“GAAP”) and on a non-GAAP basis, referred to as “adjusted and adjusted pro forma”. Our non-GAAP basis measures are described and reconciled to the corresponding GAAP measures in the accompanying financial schedules. These results were adjusted for the impact of fresh start accounting in 2010 and certain unique costs including an impairment charge, reorganization items, severance costs, restructuring costs and certain other non-recurring costs.

In the third quarter, SuperMedia recorded a non-cash impairment charge of $1,003 million associated with the write down of goodwill.  This charge had no impact on the company’s results of operations, cash flow or compliance with debt covenants.

“During the third quarter we maintained the operating margin improvements we saw in the first half of the year,” said SuperMedia CEO Peter McDonald. “While I’m disappointed in the top line results, I am pleased with our continuing efforts in attacking the cost structure and I’m encouraged by the early progress we are seeing from our sales and marketing initiatives as we approach 2012.

Our results include:

•                  Third quarter 2011 advertising sales, an operating measure, declined 15.9 percent, compared to a third quarter 2010 decline of 15.4 percent;

•                  Adjusted earnings before interest, taxes, depreciation and amortization or EBITDA was $157 million for third quarter 2011, an 8.7 percent decline compared to third quarter 2010 adjusted pro forma EBITDA of $172 million. Third quarter 2010 results included an expense reduction of $24 million related to the favorable, non-recurring, non-cash resolution of state operating tax claims; and

•                  Continued cost management and expense reductions partially mitigated revenue declines, resulting in an improved adjusted EBITDA margin of 39.3 percent compared to an adjusted pro forma EBITDA margin of 35.2 percent in the third quarter of 2010.”

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Financial Summary

GAAP operating revenue for Q3 2011 was $399 million versus $349 million in Q3 2010. When comparing the GAAP Q3 2011 operating revenue of $399 million to the non-GAAP adjusted pro forma operating revenue of $489 million for Q3 2010, revenue declined 18.4 percent.

GAAP operating revenue for the nine months ending September 30, 2011 was $1,258 million.

Taking into consideration the non-cash impairment charge, Q3 2011 EBITDA, a non-GAAP measure, was a loss of $854 million compared to income of $74 million in Q3 2010.  Year-to-date 2011 EBITDA was a loss of $557 million compared to a loss of $36 million for the same period in 2010.

On an adjusted basis, Q3 2011 EBITDA was $157 million with an EBITDA margin of 39.3 percent, compared to adjusted pro forma Q3 2010 EBITDA of $172 million, with an EBITDA margin of 35.2 percent, which included an expense reduction of $24 million related to the favorable, non-recurring, non-cash resolution of state operating tax claims.

On an adjusted basis, year-to-date 2011 EBITDA was $463 million with an EBITDA margin of 36.8 percent, compared to year-to-date adjusted pro forma 2010 EBITDA of $500 million with an EBITDA margin of 32.6 percent which included an expense reduction of $40 million related to the favorable, non-recurring, non-cash resolution of state operating tax claims.

Advertising sales in Q3 2011 declined 15.9 percent, compared to a decline of 15.4 percent reported for the same period in 2010. Year-to-date 2011 advertising sales declined 17.01 percent, compared to a decline of 17.5 percent for the same period in 2010.

Year-to-date 2011 free cash flow, a non-GAAP measure, was $129 million, representing cash provided by operating activities of $140 million, less capital expenditures (including capitalized software) of $11 million. Year-to-date 2010 free cash flow was $373 million, representing cash provided by operating activities of $404 million, less capital expenditures (including capitalized software) of $31 million.  Our 2011 results include income tax payments of $143 million while our 2010 results include a federal income tax refund of $94 million.

Cash on hand as of September 30, 2011 was $267 million. SuperMedia made a debt principal payment of $60 million on October 13, 2011, in accordance with the mandatory cash sweep provisions of the Company’s credit agreement.

Earnings Call and Webcast Information

Individuals within the United States can access the earnings call by dialing 888/603-6873. International participants should dial 973/582-2706. The pass code for the call is: 19969176. In order to ensure a prompt start time, please dial into the call by 9:50am (Eastern) this morning. A replay of the teleconference will be available at 800/585-8367.  International callers can access the replay by calling 404/537-3406. The replay pass code is: 19969176. The replay will be available through November 18, 2011. In addition, a live Web cast will be available on SuperMedia’s Web site in the Investor Relations section at www.supermedia.com.

1  Advertising sales for the nine months ended September 30, 2011 include negative adjustments of $11 million or 0.8 percent related to the financial distress and operational wind down of a single certified marketing representative in our third-party national sales channel.  Excluding this impact, advertising sales for the nine months ended September 30, 2011 would have reflected a decline of 16.2 percent.  As of June 2011, these accounts have been transitioned to other certified marketing representative firms.

2

Basis of Presentation and Non-GAAP Measures

Upon emergence from bankruptcy on December 31, 2009, SuperMedia adopted fresh start accounting in accordance with U.S. GAAP. Accordingly, SuperMedia’s 2010 financial results were significantly affected. On December 31, 2009, the balances in deferred revenue and deferred directory costs were adjusted to their fair value of zero, which had a significant non-cash impact on 2010 consolidated statement of operations. For the readers’ convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP results.

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Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general. Statements that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these financial statements. We believe that these factors include, but are not limited to, the following:

•                  our inability to provide assurance for the long-term continued viability of our business;

•                  reduced advertising spending and contract cancellations by our clients, which causes reduced revenue;

•                  declining use of print yellow pages directories by consumers;

•                  competition from other yellow pages directory publishers and other traditional and new media;

•                  our ability to anticipate or respond to changes in technology and user preferences;

•                  changes in our operating performance;

•                  our post-restructuring financial condition, financing requirements and cash flow;

•                  limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our credit agreement;

•                  failure to comply with the financial covenants and other restrictive covenants in our credit agreement;

•                  limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings;

•                  our ability to resolve any remaining bankruptcy claims;

•                  changes in the availability and cost of paper and other raw materials used to print our directories;

•                  our reliance on third-party providers for printing, publishing and distribution services;

•                  credit risk associated with our reliance on small- and medium-sized businesses as clients;

•                  our ability to attract and retain qualified key personnel;

•                  our ability to maintain good relations with our unionized employees;

•                  changes in labor, business, political and economic conditions;

•                  changes in governmental regulations and policies and actions of federal, state and local municipalities; and

•                  the outcome of pending or future litigation and other claims.

3

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission (“SEC”), including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2010 and in all subsequent filings with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About SuperMedia

SuperMedia Inc. (NASDAQ: SPMD) helps small- and medium-sized businesses grow through effective local marketing solutions across print, online, mobile and social media. SuperMedia solutions include: the award-winning SuperGuarantee® program, Superpages® directories, published for Verizon®, FairPoint® and Frontier®, Superpages.com®, EveryCarListed.com®, Superpages for your mobile and Superpages direct mail products. For more information, visit www.supermedia.com.

SPMD-G

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SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Nine Months Ended September 30, 2011 Compared to Nine Months Ended September 30, 2010 (2)

(dollars in millions, except per share amounts)

	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/11	9/30/2010	% Change

Operating Revenue	$1,258	$750	67.7

Operating Expense
Selling	334	344	(2.9)
Cost of sales (exclusive of depreciation and amortization)	312	300	4.0
General and administrative	166	142	16.9
Depreciation and amortization	131	140	(6.4)
Impairment charge	1,003	—	NM
Total Operating Expense	1,946	926	110.2

Operating (Loss)	(688)	(176)	NM
Interest expense, net	172	212	(18.9)
(Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(860)	(388)	121.6

Reorganization items	1	5	(80.0)

(Loss) Before Provision (Benefit) for Income Taxes	(861)	(393)	119.1
Provision (benefit) for income taxes	48	(141)	NM
Net (Loss)	$(909)	$(252)	NM

Basic and Diluted (Loss) per Common Share (1)	$(60.15)	$(16.83)	NM
Basic and diluted weighted-average common shares outstanding	15.1	15.0

These schedules are preliminary and subject to change pending the Company’s filing of its Form 10-Q. Our 2010 financial results were impacted by our adoption of fresh start accounting in December 2009. As a result, our 2011 financial results are not comparable to our 2010 financial results.

Notes:

(1)   Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(2)   Results for the nine months ended September 30, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended September 30, 2011 Compared to Three Months Ended September 30, 2010 (2)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/11	9/30/10	% Change

Operating Revenue	$399	$349	14.3

Operating Expense
Selling	106	122	(13.1)
Cost of sales (exclusive of depreciation and amortization)	96	108	(11.1)
General and administrative	48	45	6.7
Depreciation and amortization	43	45	(4.4)
Impairment charge	1,003	—	NM
Total Operating Expense	1,296	320	NM

Operating Income (Loss)	(897)	29	NM
Interest expense, net	58	69	(15.9)
(Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(955)	(40)	NM

Reorganization items	—	2	(100.0)

(Loss) Before Provision (Benefit) for Income Taxes	(955)	(42)	NM
Provision (benefit) for income taxes	13	(16)	NM
Net (Loss)	$(968)	$(26)	NM

Basic and Diluted (Loss) per Common Share (1)	$(63.97)	$(1.73)	NM
Basic and diluted weighted-average common shares outstanding	15.1	15.0

Notes:

(1)   Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(2)   Results for the three months ended September 30, 2010 include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted and Adjusted Pro Forma (Non-GAAP) (1)

Nine Months Ended September 30, 2011 Compared to Nine Months Ended September 30, 2010 (2)

(dollars in millions, except per share amounts)

	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/11	9/30/10	% Change

Operating Revenue	$1,258	$1,534	(18.0)

Operating Expense
Selling	334	442	(24.4)
Cost of sales (exclusive of depreciation and amortization)	312	400	(22.0)
General and administrative	149	192	(22.4)
Depreciation and amortization	131	140	(6.4)
Impairment charge	—	—	NM
Total Operating Expense	926	1,174	(21.1)

Operating Income	332	360	(7.8)
Interest expense, net	172	212	(18.9)
Income Before Reorganization Items and Provision for Income Taxes	160	148	8.1

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	160	148	8.1
Provision for income taxes	60	54	11.1
Net Income	$100	$94	6.4

Notes:

(1)   These consolidated statements of operations provide a comparison of the nine months ended September 30, 2011 adjusted results to the nine months ended September 30, 2010 adjusted pro forma results.  The following schedules provide reconciliations from our reported GAAP results to adjusted and adjusted pro forma non-GAAP results for the periods shown above.

(2)   Results for the nine months ended September 30, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted and Adjusted Pro Forma (Non-GAAP) (1)

Three Months Ended September 30, 2011 Compared to Three Months Ended September 30, 2010 (2)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	9/30/11	9/30/10	% Change

Operating Revenue	$399	$489	(18.4)

Operating Expense
Selling	106	144	(26.4)
Cost of sales (exclusive of depreciation and amortization)	96	126	(23.8)
General and administrative	40	47	(14.9)
Depreciation and amortization	43	45	(4.4)
Impairment charge	—	—	NM
Total Operating Expense	285	362	(21.3)

Operating Income	114	127	(10.2)
Interest expense, net	58	69	(15.9)
Income Before Reorganization Items and Provision for Income Taxes	56	58	(3.4)

Reorganization items	—	—	NM

Income Before Provision for Income Taxes	56	58	(3.4)
Provision for income taxes	21	22	(4.5)
Net Income	$35	$36	(2.8)

Notes:

(1)   These consolidated statements of operations provide a comparison of the three months ended September 30, 2011 adjusted results to the three months ended September 30, 2010 adjusted pro forma results.  The following schedules provide reconciliations from our reported GAAP results to adjusted and adjusted pro forma non-GAAP results for the periods shown above.

(2)   Results for the three months ended September 30, 2010 include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Nine Months Ended September, 2011

(dollars in millions, except per share amounts)

		Adjustments
	9 Mos. Ended	Severance,		9 Mos. Ended
	9/30/11	Reorganization		9/30/11
	Reported	and Other	Impairment	Adjusted
Unaudited	(GAAP)	Items (3)	Charge (4)	(Non-GAAP)

Operating Revenue	$1,258	$—	$—	$1,258

Operating Expense
Selling	334	—	—	334
Cost of sales (exclusive of depreciation and amortization)	312	—	—	312
General and administrative	166	(17)	—	149
Depreciation and amortization	131	—	—	131
Impairment charge	1,003	—	(1,003)	—
Total Operating Expense	1,946	(17)	(1,003)	926

Operating Income (Loss)	(688)	17	1,003	332
Interest expense, net	172	—	—	172
Income (Loss) Before Reorganization Items and Provision for Income Taxes	(860)	17	1,003	160

Reorganization items	1	(1)	—	—

Income (Loss) Before Provision for Income Taxes	(861)	18	1,003	160
Provision for income taxes	48	6	6	60
Net Income (Loss)	$(909)	$12	$997	$100

Basic and Diluted (Loss) per Common Share	$(60.15)

Operating Income (Loss)	$(688)	$17	$1,003	$332
Depreciation and Amortization	131	—	—	131
EBITDA (non-GAAP) (1)	$(557)	$17	$1,003	$463

Operating income (loss) margin (2)	-54.7%			26.4%
Impact of depreciation and amortization	10.4%			10.4%
EBITDA margin (non-GAAP) (1)	-44.3%			36.8%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)          Severance costs of $12 million are associated with headcount reductions.  Other items includes a charge associated with a non-recurring vendor settlement. Reorganization items of $1 million represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(4)          Includes a non-cash impairment charge associated with the write down of goodwill.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)

Three Months Ended September 30, 2011

(dollars in millions, except per share amounts)

	3 Mos. Ended			3 Mos. Ended
	9/30/11	Adjustments		9/30/11
	Reported	Severance Costs &	Impairment	Adjusted
Unaudited	(GAAP)	Other Items (3)	Charge (4)	(Non-GAAP)

Operating Revenue	$399	$—	$—	$399

Operating Expense
Selling	106	—	—	106
Cost of sales (exclusive of depreciation and amortization)	96	—	—	96
General and administrative	48	(8)	—	40
Depreciation and amortization	43	—	—	43
Impairment charge	1,003	—	(1,003)	—
Total Operating Expense	1,296	(8)	(1,003)	285

Operating Income (Loss)	(897)	8	1,003	114
Interest expense, net	58	—	—	58
Income (Loss) Before Reorganization Items and Provision for Income Taxes	(955)	8	1,003	56

Reorganization items	—	—	—	—

Income (Loss) Before Provision for Income Taxes	(955)	8	1,003	56
Provision for income taxes	13	2	6	21
Net Income (Loss)	$(968)	$6	$997	$35

Basic and Diluted (Loss) per Common Share	$(63.97)

Operating Income (Loss)	$(897)	$8	$1,003	$114
Depreciation and Amortization	43	—	—	43
EBITDA (non-GAAP) (1)	$(854)	$8	$1,003	$157

Operating Income (loss) margin (2)	-224.8%			28.5%
Impact of depreciation and amortization	10.8%			10.8%
EBITDA margin (non-GAAP) (1)	-214.0%			39.3%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)          Severance costs of $3 million are associated with headcount reductions.  Other items includes a charge associated with a non-recurring vendor settlement.

(4)          Includes a non-cash impairment charge associated with the write down of goodwill.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (7)

Nine Months Ended September 30, 2010

(dollars in millions, except per share amounts)

			Adjustments			Pro Forma	9 Mos. Ended
	9 Mos. Ended	Restructuring			9 Mos. Ended	Items	9/30/10
	9/30/10	and Other			9/30/10	Fresh Start	Adjusted
Unaudited	Reported (GAAP)	Severance Costs (3)	Reorganization Items (4)	Health Care Reform Act (5)	Adjusted (Non-GAAP)	Accounting Items (6)	Pro Forma (Non-GAAP)

Operating Revenue	$750	$—	$—	$—	$750	$784	$1,534

Operating Expense
Selling	344	—	—	—	344	98	442
Cost of sales (exclusive of depreciation and amortization)	300	—	—	—	300	100	400
General and administrative	142	(9)	—	—	133	59	192
Depreciation and amortization	140	—	—	—	140	—	140
Total Operating Expense	926	(9)	—	—	917	257	1,174

Operating Income (Loss)	(176)	9	—	—	(167)	527	360
Interest expense, net	212	—	—	—	212	—	212
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(388)	9	—	—	(379)	527	148

Reorganization items	5	—	(5)	—	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(393)	9	5	—	(379)	527	148
Provision (benefit) for income taxes	(141)	4	2	(7)	(142)	196	54
Net Income (Loss)	$(252)	$5	$3	$7	$(237)	$331	$94

Basic and Diluted (Loss) per Common Share	$(16.83)

Operating Income (Loss)	$(176)	$9	$—	$—	$(167)	$527	$360
Depreciation and Amortization	140	—	—	—	140	—	140
EBITDA (non-GAAP) (1)	$(36)	$9	$—	$—	$(27)	$527	$500

Operating income (loss) margin (2)	-23.5%				-22.3%		23.5%
Impact of depreciation and amortization	18.7%				18.7%		9.1%
EBITDA margin (non-GAAP) (1)	-4.8%				-3.6%		32.6%

Notes:

(1)             EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)             Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)             Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $5 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)             Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)             As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in the nine months ended September 30, 2010.

(6)             Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

(7)             Results include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (6)

Three Months Ended September 30, 2010

(dollars in millions, except per share amounts)

		Adjustments			Pro Forma	3 Mos. Ended
	3 Mos. Ended	Restructuring		3 Mos. Ended	Items	9/30/10
	9/30/10	and Other		9/30/10	Fresh Start	Adjusted
	Reported	Severance	Reorganization	Adjusted	Accounting	Pro Forma
Unaudited	(GAAP)	Costs (3)	Items (4)	(Non-GAAP)	Items (5)	(Non-GAAP)

Operating Revenue	$349	$—	$—	$349	$140	$489

Operating Expense
Selling	122	—	—	122	22	144
Cost of sales (exclusive of depreciation and amortization)	108	—	—	108	18	126
General and administrative	45	(5)	—	40	7	47
Depreciation and amortization	45	—	—	45	—	45
Total Operating Expense	320	(5)	—	315	47	362

Operating Income	29	5	—	34	93	127
Interest expense, net	69	—	—	69	—	69
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(40)	5	—	(35)	93	58

Reorganization items	2	—	(2)	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(42)	5	2	(35)	93	58
Provision (benefit) for income taxes	(16)	3	1	(12)	34	22
Net Income (Loss)	$(26)	$2	$1	$(23)	$59	$36

Basic and Diluted (Loss) per Common Share	$(1.73)

Operating Income	$29	$5	$—	$34	$93	$127
Depreciation and Amortization	45	—	—	45	—	45
EBITDA (non-GAAP) (1)	$74	$5	$—	$79	$93	$172

Operating income margin (2)	8.3%			9.7%		26.0%
Impact of depreciation and amortization	12.9%			12.9%		9.2%
EBITDA margin (non-GAAP) (1)	21.2%			22.6%		35.2%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $1 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)          Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

(6)          Results include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Balance Sheets

Reported (GAAP)

As of September 30, 2011 and December 31, 2010

(dollars in millions)

Unaudited	9/30/2011	12/31/2010	$ Change

Assets
Current assets:
Cash and cash equivalents	$267	$174	$93
Accounts receivable, net of allowances of $70 and $89	157	210	(53)
Deferred directory costs	163	199	(36)
Prepaid expenses and other	15	13	2
Total current assets	602	596	6
Property, plant and equipment	124	122	2
Less: accumulated depreciation	47	28	19
	77	94	(17)
Goodwill	704	1,707	(1,003)
Intangible assets, net	376	481	(105)
Pension assets	64	42	22
Non-current deferred tax assets	6	—	6
Other non-current assets	5	6	(1)
Total Assets	$1,834	$2,926	$(1,092)

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current maturities of long-term debt	$60	$—	$60
Accounts payable and accrued liabilities	124	236	(112)
Deferred revenue	85	114	(29)
Deferred tax liabilities	6	2	4
Other	17	17	—
Total current liabilities	292	369	(77)
Long-term debt	2,075	2,171	(96)
Employee benefit obligations	350	355	(5)
Non-current deferred tax liabilities	—	22	(22)
Unrecognized tax benefits	41	37	4
Other liabilities	—	2	(2)

Stockholders’ equity (deficit):
Common stock ($.01 par value; 60 million shares authorized, 15,490,932 and 15,489,936 shares issued and outstanding in 2011 and 2010, respectively)	—	—	—
Additional paid-in capital	209	206	3
Retained earnings (deficit)	(1,105)	(196)	(909)
Accumulated other comprehensive (loss)	(28)	(40)	12
Total stockholders’ equity (deficit)	(924)	(30)	(894)
Total Liabilities and Stockholders’ Equity (Deficit)	$1,834	$2,926	$(1,092)

SuperMedia Inc.

Consolidated Statements of Cash Flows

Reported (GAAP) and Non-GAAP Financial Reconciliation - Free Cash Flow

Nine Months Ended September 30, 2011 Compared to Nine Months Ended September 30, 2010

(dollars in millions)

Unaudited	9 Mos. Ended 9/30/11	9 Mos. Ended 9/30/10	$ Change

Cash Flows from Operating Activities
Net (Loss)	$(909)	$(252)	$(657)
Adjustments to reconcile net (loss) to net cash provided by operating activities:
Depreciation and amortization expense	131	140	(9)
Employee retirement benefits	12	8	4
Deferred income taxes	(32)	(211)	179
Provision for uncollectible accounts	50	50	—
Stock-based compensation expense	3	4	(1)
Impairment charge	1,003	—	1,003
Changes in current assets and liabilities
Accounts receivable and unbilled accounts receivable	3	687	(684)
Deferred directory costs	36	(170)	206
Other current assets	(1)	1	(2)
Accounts payable and accrued liabilities	(139)	151	(290)
Other, net	(17)	(4)	(13)
Net cash provided by operating activities	140	404	(264)

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(11)	(31)	20
Net cash used in investing activities	(11)	(31)	20

Cash Flows from Financing Activities
Repayment of long-term debt	(36)	(254)	218
Net cash used in financing activities	(36)	(254)	218
Increase in cash and cash equivalents	93	119	(26)
Cash and cash equivalents, beginning of year	174	212	(38)
Cash and cash equivalents, end of period	$267	$331	$(64)

Non-GAAP Financial Reconciliation - Free Cash Flow Unaudited	9 Mos. Ended 9/30/11	9 Mos. Ended 9/30/10	$ Change

Net cash provided by operating activities	$140	$404	$(264)
Less: Capital expenditures (including capitalized software)	(11)	(31)	20
Free Cash Flow	$129	$373	$(244)

SuperMedia Inc.

Advertising Sales

(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	9 Mos. Ended	9 Mos. Ended	9 Mos. Ended
Unaudited	9/30/11	9/30/10	9/30/09	9/30/11	9/30/10	9/30/09

Net Advertising Sales(1) (2)	$328	$390	$461	$1,125	$1,356	$1,644
% Change year-over-year	(15.9)%	(15.4)%		(17.0)%	(17.5)%

Notes:

(1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods.  It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method.

(2)  Advertising sales for the nine months ended September 30, 2011 include negative adjustments of $11 million or 0.8 percent related to the financial distress and operational wind down of a single certified marketing representative in our third-party national sales channel.  Excluding this impact, advertising sales for the nine months ended September 30, 2011 would have relected a decline of 16.2 percent.  As of June 2011, these accounts have been transitioned to other certified marketing representative firms.